SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
1934

Date of Report (Date of earliest event reported): March 13, 1998


                 INTERNATIONAL META SYSTEMS, INC.
      (Exact name of registrant as specified in its charter)

   Delaware                 000-17945          33-0146747
(State or other            (Commission       (IRS Employer
jurisdiction of             File Number)     Identification No.)
incorporation
or organization)

                7718 Wood Hollow Drive, Suite 150
                       Austin, Texas 78731
             (Address of principal executive office)

            Issuer's telephone number:    512-795-8825

Item 4    Changes in Registrant's Certifying Accountant

On March 13, 1998, International Meta Systems, Inc. (the "Company") received notice that its accountants, Singer Lewak Greenbaum & Goldstein, LLP, (the "former accountants") have resigned as the Company's auditors as of March 4, 1998. The former accountants' report on the Company's December 31, 1996 financial statements reflected an uncertainty relating to the Company's ability to continue as a going concern. There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 5    Other Events

The Company has not yet engaged successor accountants to the former accountants. Because of the events associated with the Company's Chapter 11 bankruptcy filing on March 2, 1998, the Company's management now believes that the Company will be unable to complete its annual report on
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
Form 10-KSB in a timely manner for filing on or before March 31, 1998.

Item 7    Financial Statements and Exhibits

(c)  Exhibits

16.1  Letter on change in certifying accountant


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INTERNATIONAL META SYSTEMS, INC.


Date:     March 20, 1998            /s/ Lee Hoevel
                              ---------------------------------
                                   Lee Hoevel, President